Events Subsequent to the Balance Sheet Date	6 Months Ended
Jun. 30, 2026
Events Subsequent to the Balance Sheet Date [Abstract]
EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

NOTE 20 – EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

Management has evaluated these events in accordance with ASC 855, Subsequent Events, and concluded that the following events represent non-recognized subsequent events and, accordingly, have been disclosed but not reflected in the consolidated financial statements:

1.	The Company issued and sold 2,929 Ordinary Shares under the Sales Agreement for gross proceeds of $16,003.

2.	On July 27, 2026, the Company entered into a Securities Purchase Agreement with The Rain Foundation, an existing shareholder of the Company, for a private placement of up to $400 million of Ordinary Shares (or pre-funded warrants in lieu thereof), subject to shareholder approval and other customary closing conditions. The purchase price may be paid in U.S. dollars, certain cryptocurrencies (including USDT and USDC) or RAIN tokens, with the applicable price per share depending on the form of consideration. The agreement also provides the Company with the right to require the investor to purchase up to an additional $400 million of securities over a period of up to 36 months following the initial closing of the private placement. On September 22, 2026, the Company terminated the securities purchase agreement in accordance with the Company’s termination rights thereunder; therefore, the Company will not consummate the private placement contemplated thereby nor seek shareholder approval in respect thereof.

3.	On August 11, 2026, the Company and the holder of the Note entered into an amendment to the Senior Secured Convertible Promissory Note described in Note 12 (the “Amendment”). Pursuant to the Amendment, (i) the event of default that would occur if the Company’s market capitalization remained below $75.0 million for ten consecutive trading days was deleted, and the holder waived the event of default that had previously occurred with respect thereto; (ii) the remaining aggregate principal amount outstanding under the Note was increased from approximately $16.3 million to $19.2 million; (iii) the maturity date was extended from March 23, 2027 to such date on which the Company shall have repaid the outstanding principal balance in full, based upon monthly payments that have been reduced from approximately $2.3 million to $1.2 million (which amount may be waived by the holder in its sole discretion with respect to any monthly payment, in which case the maturity date shall be extended for one additional month); (iv) interest at the rate of 10.0% per annum will accrue on the Note for each calendar day on which the Company’s market capitalization is less than $75.0 million; (v) the Holder may, in its discretion, convert the Note into Ordinary Shares from time to time on one or more occasions, and the amount of any such conversion shall be credited against the next succeeding monthly payment or payments; (vi) the conversion price has been revised to be the lower of (x) $40.37625 and (y) eighty percent (80%) of the average of the three lowest daily volume weighted average prices of the ordinary shares during the 20 trading days prior to the holder’s delivery of the applicable notice of conversion; and (vii) for the six-month period immediately following the date of the Amendment, the Company may prepay the Note in cash at a reduced premium of 2.5% rather than 5.0%. Except for the foregoing, all other material terms of the Note remain unmodified and in full force and effect.